Exhibit 99.4

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                   (MM LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2006, between Massachusetts Mutual Life Insurance Company (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2006, between the Purchaser, as depositor, Wells Fargo Bank, N.A., as General Master Servicer, LNR Partners, Inc., as General Special Servicer, NCB, FSB, as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, and LaSalle Bank National Association, as Trustee, Paying Agent and Certificate Registrar. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ11 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-M, Class A-J, Class B, Class C and Class D Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc. and IXIS Securities North America Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated May 24, 2006 (the "Underwriting Agreement"), and the Class X, Class X-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated May 24, 2006 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated March 14, 2006, as supplemented by a Prospectus Supplement dated May 24, 2006 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of May 24, 2006 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of June 2006. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $106,224,406. The sale of the Mortgage Loans shall take place on June 8, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, except as set forth in a Servicing Rights Purchase Agreement, dated June 8, 2006, which will be executed by the Seller and the General Master Servicer, identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to or on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee, the applicable Master Servicer and the applicable Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the applicable Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the applicable Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ11, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if such original modification, consolidation and extension agreements have been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, true copies of such modifications, consolidations and extensions certified by the Seller together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such a copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ11";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or, in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ11," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with the Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the applicable Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned to and held by the Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the applicable Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct in the event a successor to the party holding such letter of credit is appointed pursuant to the related Primary Servicing Agreement or the Pooling and Servicing Agreement, as applicable, in each case, at the expense of the predecessor Primary Servicer (or predecessor Master Servicer). The Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties with a Cut-Off Date balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender; and

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents.

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Managing Director, any Executive Vice President, any Director, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer, any Assistant Treasurer, any Secretary or Assistant Secretary.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and the assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a true and correct copy thereof, to the Trustee as required by such clause, the Seller shall then deliver within 180 days after the Closing Date such recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due on the Mortgage Loan after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off
Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses
(d) and (f)(ii) above. Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i)(B) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this
Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to the Master Servicer or the applicable Primary Servicer or Sub-Servicer, on its behalf, on or prior to the 75th day after the Closing Date.

            The Servicing File shall consist of, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney client privileged communications, internal correspondence or credit analysis. Each of the foregoing items shall be delivered in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property is held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto described as belonging to the Purchaser in the first paragraph of this Section 2, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as requested by Purchaser to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller upon reasonable prior advance notice during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a corporation organized and in good standing under the laws of Massachusetts. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser (assuming the Purchaser has the capacity to acquire such Mortgage Loans).

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of May 24, 2006, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date (or as of such other date specifically set forth in the particular representation and warranty).

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Purchaser shall assign its rights under this Section 5 to Trustee on behalf of the holders of the Certificates.

            (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure periods), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or (ii) both (A) materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify the other party in writing. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code) but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein. It is understood and agreed that the 90 day limit will not be violated as a result of recording office or UCC filing office delays, other than with respect to a Material Document Defect or Material Breach that would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code). In addition, following the date on which such document is required to be delivered pursuant to Section 2 (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed to materially and adversely to affect the interests of holders of the Certificates in the related Mortgage Loan and be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a true and correct copy of the Mortgage together with an Officer's Certificate or certification as required by Section 2(b); or (c) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects are discovered by any party to the Pooling and Servicing Agreement, the Trustee (or as set forth in the Pooling and Servicing Agreement, the Master Servicer) will, among other things, give notice to the Rating Agencies and the parties to the Pooling and Servicing Agreement and make demand upon the Seller for the cure of the document defect or repurchase or replacement of the related Mortgage Loan.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, the related Seller shall, on or before the termination of such cure periods, either (i) repurchase the related Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date at its option replace any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the defect or breach. The Seller agrees that any such substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 42 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor or a breach of the representation and warranty set forth in paragraph 25 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of the costs of a tax opinion associated with the full or partial release or substitution of collateral for a Mortgage Loan, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 38 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the applicable Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan (including, without limitation, all documents delivered by Seller pursuant to Section 2 of this Agreement), all funds held in escrow with respect to the Mortgage Loan and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, representation, or warranty, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement and the representations and warranties set forth on Exhibit 2 to this Agreement shall be true and correct as of the Closing Date (or as of such other date specifically set forth in the particular representation and warranty) (to the extent of the standard, if any, set forth in each representation and warranty).

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller's Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

            (d) A certificate of good standing for the Seller from the Secretary of the Commonwealth of Massachusetts dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under Massachusetts law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitute a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
4.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated June 1, 2006.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts consistent with the Pooling and Servicing Agreement to deliver proposed disclosure language relating to any event specifically relating to the Seller described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Massachusetts Mutual Life Insurance Company, c/o Babson Capital Management LLC, 1500 Main Street, Suite 2100, Springfield, Massachusetts 01115, Attention:
Managing Director, Real Estate Financing Group, with a copy to Massachusetts Mutual Life Insurance Company, c/o Babson Capital Management LLC, 1500 Main Street, Suite 2100, Springfield, Massachusetts 01115, Attention: Vice President, Real Estate Law.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By:  BABSON CAPITAL MANAGEMENT LLC,
                                           its authorized agent


                                       By: /s/  Thomas Zatko
                                           -------------------------------------
                                           Name:  Thomas Zatko
                                           Title:  Managing Director


                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Warren H. Friend
                                           -------------------------------------
                                           Name:  Warren H. Friend
                                           Title:  Vice President

                                  EXHIBIT 1

                            MORTGAGE LOAN SCHEDULE

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)   Property Name(2)               Loan Group
-----------------   -------------   -----------------   -----------------------   ----------------------------   ----------
               38              36   36-001              MassMutual                Warder Mansion/Totten Tower             2
               58              51   51-001              MassMutual                Meadowood Park Apartments               2
               66              58   58-001              MassMutual                Newport Sound Apartments                2
               71              63   63-001              MassMutual                Sun Prairie V Apartments                2
               75              67   67-001              MassMutual                Wallkill Living Center                  2
               81              73   73-001              MassMutual                Northview Park Apartments               2
               84              76   76-001              MassMutual                Pueblo De Paz Apartments                2
               87              78   78-001              MassMutual                Sun Prairie III Apartments              2
               94              85   85-001              MassMutual                Spring Valley Apartments                2
              105              96   96-001              MassMutual                Pine Club Apartments                    2
              114             105   105-001             MassMutual                Kyle's Run Apartments                   2
              115             106   106-001             MassMutual                Ridgewood West Apartments               2
              123             114   114-001             MassMutual                Padre De Vida Apartments                2
              131             122   122-001             MassMutual                Apple Village Apartments                2
              134             125   125-001             MassMutual                Brazos Village Apartments               2
              136             127   127-001             MassMutual                West Club Apartments                    2
              143             134   134-001             MassMutual                Woodglen Apartments Phase II            2
              149             140   140-001             MassMutual                Tealwood Place Apartments               2
              151             142   142-001             MassMutual                Woodglen Apartments Phase I             2
              152             143   143-001             MassMutual                Salisbury Commons                       2
              164             155   155-001             MassMutual                Cobblestone Village                     2
              170             161   161-001             MassMutual                Cambridge Village Apartments            2
              179             170   170-001             MassMutual                Westover Manor                          2

Mortgage Loan No.   Original Balance   Cut-Off Date Balance(3)   Street Address                             City               State
-----------------   ----------------   -----------------------   ----------------------------------------   ----------------   -----
               38        $11,000,000               $10,592,280   2634 15Th Nw Street, 2633 16Th Nw Street   Washington         DC
               58         $8,750,000                $7,539,048   27059 Meadowood Dr                         Wixom              MI
               66         $7,000,000                $6,893,536   10101 Newport Sound Place                  New Smyrna Beach   FL
               71         $7,280,000                $6,622,526   6500 Vista Dr                              W Des Moines       IA
               75         $6,400,000                $6,298,365   455 Schutt Road Extension                  Wallkill           NY
               81         $6,785,000                $5,931,830   36505 Northview Blvd                       Sterling Heights   MI
               84         $5,800,000                $5,709,477   3401 North Mayberry Street                 Mission            TX
               87         $6,140,000                $5,585,514   6017 Vista Dr                              W Des Moines       IA
               94         $5,400,000                $5,170,559   46533 Valley Court                         Lexington Park     MD
              105         $5,100,000                $4,624,545   5015 Pine St                               Beaumont           TX
              114         $4,500,000                $4,080,573   840 5Th Avenue                             Vero Beach         FL
              115         $4,500,000                $4,063,326   2830 Lake Rd                               Huntsville         TX
              123         $3,825,000                $3,768,468   3900 South Ware Road                       Mcallen            TX
              131         $4,000,000                $3,572,503   501 Sw 15Th St                             Edmond             OK
              134         $3,750,000                $3,475,393   2525 Lake Shore Drive                      Waco               TX
              136         $3,750,000                $3,380,061   159 Steven Dr                              Macon              GA
              143         $3,570,000                $3,120,989   6800 S Cockrell Hill Rd                    Dallas             TX
              149         $3,285,000                $2,933,857   5300 Professional Dr                       Wichita Falls      TX
              151         $3,310,000                $2,891,239   6800 S Cockrell Hill Rd                    Dallas             TX
              152         $2,890,000                $2,856,856   105 Winterborn Lane                        Salisbury          MD
              164         $2,810,000                $2,615,838   2209 North Main                            Cleburne           TX
              170         $2,875,000                $2,435,104   1332 Fidelity Dr                           Durham             NC
              179         $2,100,000                $2,062,520   700 Cooks Lane                             Baltimore          MD
Totals and Weighted     $114,820,000              $106,224,406
Mortgage Loan No.   Zip Code   Property Type   Property Sub-Type   Note Date
-----------------   --------   -------------   -----------------   ----------
               38      20009   Multifamily     Mid-Rise            05/21/2003
               58      48393   Multifamily     Garden              02/14/1996
               66      32168   Multifamily     Garden              01/13/2005
               71      50266   Multifamily     Garden              10/16/1998
               75      10940   Multifamily     Senior Housing      08/29/2002
               81      48310   Multifamily     Garden              03/29/1996
               84      78574   Multifamily     Garden              10/07/2004
               87      50266   Multifamily     Garden              10/16/1998
               94      20653   Multifamily     Garden              01/10/2003
              105      77703   Multifamily     Garden              06/30/1997
              114      32960   Multifamily     Garden              08/27/1997
              115      77340   Multifamily     Garden              04/15/1997
              123      78503   Multifamily     Garden              10/13/2004
              131      73013   Multifamily     Garden              08/16/1996
              134      76702   Multifamily     Garden              08/20/1999
              136      31210   Multifamily     Garden              07/30/1998
              143      75236   Multifamily     Garden              03/29/1996
              149      76302   Multifamily     Garden              08/21/1996
              151      75236   Multifamily     Garden              03/29/1996
              152      21804   Multifamily     Garden              04/29/2005
              164      76031   Multifamily     Garden              12/21/1999
              170      27703   Multifamily     Garden              04/15/1997
              179      21229   Multifamily     Garden              07/02/2004

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

            Except as otherwise set forth on the schedules to this Exhibit 2, the Seller hereby makes the following representations and warranties.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

            2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and (assuming that the Purchaser has the capacity to acquire such Mortgage Loan) has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or the Trustee.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

            4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the value or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances"). The related Assignment of Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, and, assuming that the assignee has the capacity to acquire such Mortgage, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in the operation of the related Mortgaged Property. As of the Closing Date, Uniform Commercial Code financing statements or continuation statements have been filed and/or recorded in all places necessary to perfect and keep perfected, until additional actions are required under the Uniform Commercial Code, a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

            5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority collateral assignment in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, subject to legal limitations of general applicability to commercial mortgage loans similar to the Mortgage Loan, and the Mortgagor and each assignor of such Assignment of Leases to the Seller have the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein (assuming that the assignee has the capacity to acquire such Assignment of Leases) all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated (except for Permitted Encumbrances) in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination (except for Permitted Encumbrances), rescission or release, in any manner that, in each case, materially and adversely affects the value of the related Mortgaged Property except for any partial reconveyances of real property that are included in the related Mortgage File. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived in any material respect, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans have been modified since May 24, 2006.

            7. Condition of Property; Condemnation. A property inspection report was prepared in connection with the origination or securitization of each Mortgage Loan (except in certain cases where the Mortgaged Property was newly constructed). With respect to each Mortgaged Property securing a Mortgage Loan that was the subject of a property inspection report or a Certificate of Substantial Completion or an Architect's Certificate of Completion prepared on or after 18 months prior to the Closing Date, other than as disclosed in such property inspection report or Certificate of Substantial Completion or an Architect's Certificate of Completion, each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan.

            With respect to the Mortgaged Properties for which property inspection reports, Certificates of Substantial Completion or Architect's Certificate of Completion were prepared prior to 18 months prior to the Closing Date, (a) such Mortgaged Property is (i) free and clear of any damage that would materially and adversely affect its value as security for the related Mortgage Loan; and (ii) in good repair and condition so as not to materially and adversely affect its value as security for the related Mortgage Loan; and (b) all building systems contained on such Mortgaged Property are in good working order so as not to materially and adversely affect its value as security for the related Mortgage Loan or, in the case of (a) and (b) adequate reserves therefor have been established or other resources of the Borrower are available.

            The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the value of the Mortgaged Property lay wholly within the boundaries of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8. Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or pro forma policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances stated therein (or a marked up title insurance commitment or pro forma policy marked as binding and counter-signed by the title insurer or its authorized agent on which the required premium has been paid exists which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder under the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13), including foreclosure, such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The related Mortgage Loan documents provide for the appointment of a receiver of rents following an event of default under such loan documents, to the extent available under applicable law.

            11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(a) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12. Environmental Conditions. An environmental site assessment meeting ASTM standards and assessing all hazards generally assessed for similar properties (as of the date of such assessment), including type, use and tenants for such similar properties ("Environmental Report") was performed with respect to each Mortgaged Property in connection with the origination or securitization of each Mortgage Loan.

            (a) With respect to the Mortgaged Properties for which the Environmental Reports were prepared on or after 18 months prior to the Closing Date, other than as disclosed in the related Environmental Report therefor, to the Seller's knowledge, (X) no Hazardous Material is present on such Mortgaged Property, such that (1) the value, use or operations of such Mortgaged Property is materially and adversely affected, or (2) under applicable federal, state or local law, (i) such Hazardous Material could be required to be eliminated, remediated or otherwise responded to at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (ii) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating, remediating or otherwise responding to such Hazardous Material or the hazard created thereby at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property, and
(Y) such Mortgaged Property is in material compliance with all applicable federal, state and local laws and regulations pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws or regulations does not have a material adverse effect on the value, use or operations of such Mortgaged Property and neither Seller nor, to the Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of any violation or potential violation of any such law or regulation. With respect to any condition disclosed in an Environmental Report, which condition constituted a violation of applicable laws or regulations or would materially and adversely affect the value, use or operations of the related Mortgaged Property if not remedied, such condition has either been satisfactorily remedied, consistent with prudent commercial mortgage lending practices, or the applicable loan documents contain provisions which address such condition to the satisfaction of the Seller, consistent with prudent commercial mortgage lending practices, and adequate funding or resources of the Borrower, consistent with prudent commercial mortgage lending practices, were available to remedy or otherwise respond to such condition.

            (b) With respect to the remaining Mortgaged Properties for which the Environmental Reports were prepared prior to 18 months prior to the Closing Date, (X) no Hazardous Material is present on such Mortgaged Property, such that
(1) the value, use or operations of such Mortgaged Property is materially and adversely affected, or (2) under applicable federal, state or local law and regulations, (a) such Hazardous Material could be required to be eliminated, remediated or otherwise responded to at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating, remediating or otherwise responding to such Hazardous Material or the hazard created thereby at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property, and
(Y) such Mortgaged Property is in material compliance with all applicable federal, state and local laws and regulations pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws or regulations does not have a material adverse effect on the value, use or operations of such Mortgaged Property and neither Seller nor, to the Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of any violation or potential violation of any such law or regulation. With respect to any condition disclosed in an Environmental Report, which condition constituted a violation of applicable laws or regulations or would materially and adversely affect the value, use or operations of the related Mortgaged Property if not remedied, such condition has either been satisfactorily remedied, consistent with prudent commercial mortgage lending practices, or the applicable loan documents contain provisions which address such condition to the satisfaction of the Seller, consistent with prudent commercial mortgage lending practices, and adequate funding or resources of the Borrower, consistent with prudent commercial mortgage lending practices, were available to remedy or otherwise respond to such condition.

            (c) Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

            (d) In the case of each Mortgage Loan set forth on Schedule 1 to this Exhibit 2, (i) such Mortgage Loan is the subject of a secured creditor impaired property policy or a commercial real estate pollution liability policy, issued by the issuer set forth on Schedule 1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii) on the effective date of the Environmental Insurance Policy and on the Closing Date Seller had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid through the term of such policy.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance, material or waste by an federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss.ss. 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act, as amended (42 U.S.C. ss.ss. 7401 et seq.), and any regulations promulgated pursuant thereto.

            13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, yield maintenance charges and prepayment premiums and as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

            14. Insurance. Each Mortgaged Property is required (or the holder of the Mortgage can require) pursuant to the related Mortgage to be, and at origination the Seller received evidence that such Mortgaged Property was, insured by (a) a comprehensive all risk coverage insurance policy covering damage by fire and other hazards and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the actual replacement value of the improvements on the Mortgaged Property, and with no provisions for a deduction for depreciation in respect of awards for the reconstruction of the improvements, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy or coverage, in an amount at least equal to nine (9) months of operations of the Mortgaged Property; and (c) a flood insurance policy (if any portion of buildings or other structures (excluding parking) on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (which "special flood hazard area" does not include areas designated by FEMA as Zones B, C or X)). For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. With respect to each Mortgaged Property, such Mortgaged Property is required pursuant to the related Mortgage to be (or the holder of the Mortgage can require that the Mortgaged Property be), and at origination the Seller received evidence that such Mortgaged Property was, insured by a commercial general liability insurance policy in amounts as are generally required by commercial mortgage lenders for similar properties, and in any event not less than $1 million per occurrence. Under such insurance policies either (A) the Seller is named as mortgagee under a standard mortgagee clause or (B) the Seller is named as an additional insured, and is entitled to receive prior notice as the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain or cause to be maintained all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain or to cause to be maintained such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage Loan provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction of the principal amount of the Mortgage Loan. Each Mortgage provides that any related insurance proceeds, other than for a total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the mortgagee having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, and any insurance proceeds in respect of a total or substantially total loss or taking may be applied either to payment of outstanding principal and interest on the Mortgage Loan (except as otherwise provided by law) or to rebuilding of the Mortgaged Property.

            15. Taxes and Assessments and Ground Lease Rents. As of the Closing Date, there are no delinquent taxes, assessments or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall be considered delinquent commencing from the date on which interest or penalties would be first payable thereon. As of the Closing Date, there are no delinquent rents on any ground leases for any Mortgaged Property.

            16. Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding and no Mortgaged Property or any portion thereof is subject to a plan in any such proceeding.

            17. Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate (the "Fee Interest") or the related Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"), and if secured in whole or in part by a Ground Lease, either
(1) the ground lessor's fee interest is subordinated to the lien of the Mortgage and the Mortgage will not be subject to any lien or encumbrances on the ground lessor's fee interest, other than Permitted Encumbrances, and the holder of the Mortgage is permitted to foreclose the ground lessor's fee interest within a commercially reasonable time period or (2) the following apply to such Ground
Lease:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; does not restrict the use of the related Mortgaged Property by the lessee or its permitted successors and assigns in a manner that would materially and adversely affect the security provided by the related Mortgage; and, to the knowledge of the Seller, there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but (except in the case where such consent cannot be unreasonably withheld) without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (except in the case where such consent cannot be unreasonably withheld);

            (d) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any material default by the lessee to the mortgagee (concurrent with notice given to the lessee), provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee. The Seller has provided the lessor under the Ground Lease with notice of the Seller's lien on the Mortgaged Property in accordance with the provisions of such Ground Lease;

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease by reason of such default;

            (g) Such Ground Lease has an original term, along with any extensions set forth in such Ground Lease, not less than 10 years beyond the full amortization term of the Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds, other than for a total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the mortgagee having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, and any insurance proceeds in respect of a total or substantially total loss or taking may be applied either to payment of outstanding principal and interest on the Mortgage Loan (except as otherwise provided by law) or to rebuilding of the Mortgaged Property;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially and adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease or an estoppel or other agreement requires the lessor to enter into a new lease with the Seller or its successors or assigns under terms which do not materially vary from the economic terms of the Ground Lease, in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including rejection of the Ground Lease in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be materially amended, modified or, except in the case of a default, cancelled or terminated without the prior written consent of the holder of the Mortgage Loan, and any such action without such consent is not binding on such holder, including any increase in the amount of rent payable by the lessee thereunder during the term of the Mortgage Loan.

            18. Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid, and those escrow deposits and payments are under control of the Seller or its agents.

            19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only real property collateral for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

            20. Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

            21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or any tenant required to make its lease payments directly to the holder of the related Mortgage Loan), directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            22. No Mechanics' Liens. As of the applicable Mortgage Loan origination date, and to the Seller's knowledge as of the Closing Date, each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein, or, if any such liens existing as of the Closing Date are not insured against by the Title Policy referred to herein, such liens will not have a material adverse effect on the value of the related Mortgaged Property.

            23. Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

            24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            25. Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the valuation for such Mortgaged Property, and/or generates income, from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan, or upon satisfaction of the defeasance provisions of such Mortgage Loan, other than the Mortgage Loans that require the mortgagee to grant a release of a portion of the related Mortgaged Property upon (a) the satisfaction of certain legal and underwriting requirements where the portion of the related Mortgaged Property permitted to be released was not considered by the Seller to be material in underwriting the Mortgage Loan or, in the case of a substitution, where the Mortgagor is entitled to substitute a replacement parcel at its unilateral option upon the satisfaction of specified conditions, and/or (b) the payment of a release price and prepayment consideration in connection therewith, consistent with the Seller's normal commercial mortgage lending practices (and in both (a) and (b), any release of the Mortgaged Property has been reflected in the Mortgage Loan Schedule). Except as described in the prior sentence (other than with respect to defeasance and substitution), no Mortgage Loan permits the full or partial release or substitution of collateral unless (1) the mortgagor is entitled to substitute a replacement parcel at its unilateral option upon satisfaction of specified conditions, and (2) the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.8606-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

            26. No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            27. No Material Default. There exists no material default, breach, violation or event giving the lender the right to accelerate the Mortgage Loan (and, to the Seller's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

            28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            29. Local Law Compliance. To the best of Seller's knowledge, based on due diligence performed at origination that was considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal or internal or external market study performed at origination.

            30. Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that could reasonably be expected to adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended. To the Seller's knowledge, as of the origination of the Mortgage Loan, none of the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            32. Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards utilized by commercial lending institutions in the area where the related Mortgaged Property is located.

            33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan, and to Seller's knowledge, as of the Closing Date, based on servicing procedures customarily performed in the Seller's servicing of the Mortgage Loans during the period in which Seller owned each such Mortgage Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            34. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35. Due on Sale/Due on Encumbrance. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            36. Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan either provide that (a) such Mortgage Loan is fully recourse to the Mortgagor or (b) such Mortgage Loan constitutes the non-recourse obligations of the related Mortgagor and non-recourse guarantors, if any, except that either
(i) such provision does not apply in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Mortgage Loan for losses incurred as a result of fraud by the Mortgagor. Except as set forth on Schedule 3 attached hereto, either the Mortgagor or a guarantor with respect to each Mortgage Loan is a natural person.

            37. Underwriting Policies. Each Mortgage Loan was either originated by the Seller or an affiliate thereof, and each such origination of a Mortgage Loan substantially complied with the Seller's underwriting policies in effect as of such Mortgage Loan's origination date.

            38. REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

            39. Prepayment Premiums. Each prepayment premium or yield maintenance premium is consistent with those charged by the Seller in its customary lending practices with respect to loans of the size and character of the Mortgage Loans.

            40. [Reserved]

            41. Single Purpose Entity. The Mortgagor on each Mortgage Loan listed on Schedule 4 attached hereto was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide (or which entity covenanted in the Mortgage Loan documents) substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented or covenanted in the related Mortgage Loan documents, substantially to the effect that it does not have (or will not obtain) any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

            42. Defeasance and Assumption Costs. If the related Mortgage Loan Documents provide for defeasance, such documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses of Lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property. The related Mortgage Loan Documents require the related Mortgagor to pay all reasonable costs and expenses of Lender associated with the approval of an assumption of such Mortgage Loan.

            43. Defeasance. No Mortgage Loan provides that it can be defeased prior to the date that is two years after the Closing Date.

            44. Confidentiality. There are no provisions in any Note, Mortgage or related loan documents with respect to any Mortgage Asset, nor any other agreements or enforceable understandings with any Mortgagor, Mortgagor principal or guarantor, which restrict the dissemination of information regarding any Mortgagor, Mortgagor principal, guarantor or Mortgaged Property by the owner or holder of the Mortgage Asset or requires such owner or holder to treat any information regarding any Mortgagor, Mortgagor principal, guarantor or Mortgaged Property as confidential.

            45. Borrower Reports. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date which case the Mortgage Loan Documents require the borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually).

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit 2 to the Mortgage Loan Purchase Agreement. Any exception listed below in respect of a particular representation or warranty shall also be deemed to apply to any other applicable representation or warranty.

  Annex A
  Control
   ID #    Mortgage Loan           Exception
--------------------------------------------------------------------------------

Exception to Representation (18):  Escrow Deposits

         All Mortgage Loans        The capital improvements escrow account is
                                   held by a third party that is not under
                                   control of, or an agent of, the Seller. The capital improvements escrow account is controlled by the Capital Improvements
                                   Deposit and Security Agreement and is not covered under the Eligible Account criteria in the Definitions section and Section 8.3
                                   (e) of the Pooling and Servicing Agreement.

Exception to Representation (24):  Cross-collateralization

         Kyle's Run Apartments     The Mortgage Loan is cross-defaulted with the
         Wallkill Living Center    related subordinate loan. A default under
         Newport Sound Apartments  either the Mortgage Loan or the related
         Salisbury Commons         subordinate loan may be treated as a default
         Westover Manor            under the other loan.

Exception to Representation (30):  Junior Liens

         Kyle's Run Apartments     There is a mortgage granted by the Borrower
                                   to Florida Housing Finance Agency ("FHFA") securing an initial principal amount of $1,550,000. Such mortgage is subordinated to the Mortgage Loan pursuant to a recorded subordination agreement that, among other things, requires FHFA, so long as any sum remains outstanding on the Mortgage Loan, to provide the Lender with notice: (a) within 5 business days after acceleration of the FHFA mortgage; and (b) upon the commencement of foreclosure proceedings.

         Wallkill Living Center    There is a mortgage granted by the Borrower
                                   and the Town of Wallkill Industrial
                                   Development Agency to the Housing Trust Fund
                                   Corporation ("HTFC") securing the original principal amount of $1,312,401. Such mortgage is subordinated to the Mortgage Loan pursuant to a recorded subordination agreement that, among other things, prohibits HTFC from foreclosing without the Lender's written consent.

         Newport Sound             There is a mortgage granted by the Borrower
         Apartments                to County of Volusia ("CV") securing the
                                   original principal amount of $300,000. Such mortgage is subordinated to the Mortgage Loan pursuant to a recorded subordination agreement that, among other things, requires
                                   CV to give Lender 60 days written notice prior to foreclosing on the property.


         Salisbury Commons         There is a mortgage granted by the Borrower
                                   to the Department of Housing and Community
                                   Development ("DHCD") securing an initial principal balance of $1,492,340. Such mortgage is subordinated to the Mortgage Loan pursuant to a recorded subordination agreement that, among other things, requires
                                   DHCD to give Lender 60 days written notice prior to foreclosing on the property.

         Westover Manor            There are three additional mortgages
                                   granted by the Borrower:

                                   (1) a mortgage to the Mayor and City Council of Baltimore acting through the Baltimore City Department of Housing and Community Development, which secured the original principal amount of $1,390,000, which principal amount was increased to $1,503,692 in January 2004.

                                   (2) a mortgage to DHCD securing an initial principal balance of $655,630.

                                   (3) a mortgage to DHCD securing an initial principal balance of $275,444.

                                   Each of the 3 additional mortgages is
                                   subordinated to the Mortgage Loan pursuant to a recorded tri-party intercreditor agreement with the lender, confirming that the additional mortgages are subordinate to the Mortgage Loan. The intercreditor agreement, among other things, requires each subordinate lender to give Lender 60 days written notice prior to foreclosing on the property.

Exception to Representation (36):  Non-Recourse Exceptions

         Loans on Schedule 1A      Only the loans on Schedule 1A provide that a
                                   natural person is obligated in connection with the non-recourse carve-outs for fraud or willful misrepresentation, misappropriation of funds, insurance proceeds, or condemnation proceeds.

         Loans on Schedule 1B      Only the loans on Schedule 1B provide that a
                                   natural person is obligated in connection with the non-recourse carve-outs for breaches of environmental covenants in the Mortgage
                                   Loan.

                                   SCHEDULE 1A

List of Mortgage Loans that provide that a natural person is obligated in connection with the non-recourse carve-outs for fraud or willful misrepresentation, misappropriation of funds, insurance proceeds, or condemnation proceeds.

Padre De Vida, Apartments, L.P.
Pueblo De Paz
Salisbury Commons
The Wallkill Living Center
Warder Mansion Apartments

                                 SCHEDULE 1B

    List of Mortgage Loans that provide that a natural person is obligated in connection with the non-recourse carve-outs for breaches of environmental covenants in the Mortgage Loan.

Padre De Vida Apartments
Pueblos De Paz
Salisbury Commons
Warder Mansion Apartments

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)

None.

                                    EXHIBIT 3

                                 PURCHASE PRICE

        Purchase Price                          $115,045,113
        Accrued Interest                            $153,905
                                                ------------
        Total                                   $115,199,018

                                    EXHIBIT 4

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:     Massachusetts Mutual Life Insurance Company
               Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of June 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 8th day of June, 2006.

SELLER:                                MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By:  BABSON CAPITAL MANAGEMENT LLC,
                                       its authorized agent


                                       By: ___________________________________
                                           Name:
                                           Title:


PURCHASER:                             MORGAN STANLEY CAPITAL I INC.


                                       By: ___________________________________
                                           Name:
                                           Title:

                                  EXHIBIT 5

                      FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Wells Fargo Bank, N.A.
45 Freemont Street, 2nd Floor
San Francisco, California 94105
Attention: Commercial Mortgage Servicing Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ11

LNR Partners, Inc.
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Randy Wolpert and Thomas F. Nealon III, Esq.

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention:  Global Securities and Trust Services--MS 2006-IQ11


                          LIMITED POWER OF ATTORNEY


            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of Massachusetts Mutual Life Insurance Company, c/o Babson Capital Management LLC, 1500 Main Street, Suite 2100, Springfield, Massachusetts 01115, Attention: Managing Director, Real Estate Finance Group (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Wells Fargo Bank, N.A., having an address of 45 Freemont Street, 2nd Floor, San Francisco, California 94105, Attention:
Commercial Mortgage Servicing Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ11 (the "General Master Servicer"), LNR Partners, Inc., having an address of 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Attention: Randy Wolpert and Thomas F. Nealon III, Esq. (the "General Special Servicer") and LaSalle Bank National Association, having an address of 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603,
Attention: Global Securities and Trust Services--MS 2006-IQ11 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the General Master Servicer and, in the event of the failure or incapacity of the Trustee and the General Master Servicer, the General Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the General Master Servicer, the General Special Servicer, NCB, FSB, as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, the Trustee, and LaSalle Bank National Association, as Paying Agent and Certificate Registrar with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 2006.

Witnessed by:                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By:  BABSON CAPITAL MANAGEMENT LLC,
                                       its authorized agent


___________________________            By:________________________
Print Name:                            Name:
                                       Title:


STATE OF______________________)

COUNTY OF_____________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.

_____________________________________
Commission Expires: